UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 30, 2014
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 5, 2014, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2014 Annual General Meeting of Shareholders on April 30, 2014. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2014 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 11, 2014.

(1) The following eight persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2015.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	52,139,755	617,959	112,133	20,423,209	8,871,166	—	—	—
David Einhorn	50,356,986	2,461,371	51,490	20,423,209	8,871,166	—	—	—
Leonard Goldberg	48,489,119	4,267,685	113,043	20,423,209	8,871,166	—	—	—
Barton Hedges	51,755,464	1,001,940	112,443	20,423,209	8,871,166	—	—	—
Ian Isaacs	48,365,714	4,393,148	110,985	20,423,209	8,871,166	—	—	—
Frank Lackner	51,908,795	851,164	109,888	20,423,209	8,871,166	—	—	—
Bryan Murphy	52,135,778	623,085	110,985	20,423,209	8,871,166	—	—	—
Joseph Platt	51,904,516	869,899	95,432	20,423,209	8,871,166	—	—	—

(2) The following eight persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2015.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	52,509,548	152,503	207,795	20,423,209	8,871,166	—	—	—
David Einhorn	51,332,212	1,391,455	146,180	20,423,209	8,871,166	—	—	—
Leonard Goldberg	51,260,835	1,400,668	208,344	20,423,209	8,871,166	—	—	—
Barton Hedges	52,476,382	185,448	208,017	20,423,209	8,871,166	—	—	—
Ian Isaacs	51,172,429	1,491,594	205,825	20,423,209	8,871,166	—	—	—
Frank Lackner	52,513,918	150,105	205,825	20,423,209	8,871,166	—	—	—
Bryan Murphy	52,511,259	152,764	205,825	20,423,209	8,871,166	—	—	—
Joseph Platt	52,512,141	152,155	205,550	20,423,209	8,871,166	—	—	—

(3) The following six persons were elected Directors of Greenlight Reinsurance Ireland, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2015.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Leonard Goldberg	51,258,706	1,404,223	206,918	20,423,209	8,871,166	—	—	—
Philip Harkin	52,510,609	151,823	207,414	20,423,209	8,871,166	—	—	—
Barton Hedges	52,475,877	186,555	207,414	20,423,209	8,871,166	—	—	—
Frank Lackner	52,511,179	152,624	206,044	20,423,209	8,871,166	—	—	—
Caryl Traynor	52,478,569	186,330	204,947	20,423,209	8,871,166	—	—	—
Brendan Tuohy	52,509,943	153,860	206,044	20,423,209	8,871,166	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2014.

	Class A	Class B
For	73,050,402	8,871,166
Against	187,857	—
Abstain	54,796	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2014.

	Class A	Class B
For	73,021,076	8,871,166
Against	201,853	—
Abstain	70,127	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Ltd. for the fiscal year ending December 31, 2014.

	Class A	Class B
For	73,037,413	8,871,166
Against	202,448	—
Abstain	53,195	—
Broker non-votes	—	—

(7) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	51,393,247	8,871,166
Against	1,216,832	—
Abstain	259,768	—
Broker non-votes	20,423.209	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2014 FINANCIAL RESULTS", dated May 5, 2014, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	May 5, 2014